                                                                    Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM T-l

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                           ---------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(B)(2)_________

                           ---------------------------

                        CHASE TRUST COMPANY OF CALIFORNIA


CALIFORNIA                                                  94-2926573
(State of incorporation                                     I R S  employer
if not a national bank)                                     identification No.)

101 California Street
San Francisco, California                                    94111
(Address of principal executive offices)                     (Zip Code)


                              -------------------
                               THE DII GROUP, INC
               (Exact name of obligor as specified in its charter)

DELAWARE                                                    84-1224426
(State or other jurisdiction of                             (I R S  employer
incorporation or organization)                              identification No.)

6273 Monarch Park Place, Suite 200
Niwot, Colorado                                             80503
(Address of principal executive offices)                    (Zip Code)

                              -------------------
                    8.50% Senior Subordinated Notes due 2007
                       (Title of the indenture securities)
                              -------------------

                                     GENERAL

ITEM 1.              GENERAL INFORMATION.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Superintendent of Banks of the State of California, 235
                    Montgomery Street, San Francisco, California 94104-2980.
                  Board of Governors of the Federal Reserve System,
                    Washington, D.C. 20551

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM              2. AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

ITEM 16.          LIST OF EXHIBITS

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Incorporation of the Trustee as now in effect, including the Restated Articles of Incorporation dated December 23, 1986 and the Certificate of Amendment dated March 26, 1992 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

         3. Authorization to exercise corporate trust powers (Contained in Exhibit 2).

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 21(b) of the Act (See
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.



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
                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chase Trust Company of California, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco and State of California, on the 7th day of November, 1997.

                        CHASE TRUST COMPANY OF CALIFORNIA



                      By        /s/ James Nagy
                         ------------------------------------
                                    JAMES NAGY
                                    Assistant Vice President

EXHIBIT 7.             Report of Condition of the Trustee.
TRUST COMPANY


CONSOLIDATED REPORT OF CONDITION OF    Chase Trust Company of California
                                                 (Legal Title)

LOCATED AT           San Francisco       San Francisco          CA         94111
                         (City)             (County)          (State)      (Zip)

AS OF CLOSE OF BUSINESS ON   June 30, 1997       BANK NO.         1476


ASSETS                                                          DOLLAR AMOUNT IN THOUSANDS

1.  Cash and due from banks                                                         12,386
2.  U.S. Treasury securities                                                        10,125
3.  Obligations of other U.S. Government agencies and corporations
4.  Obligations of States and political subdivisions
5.  Other securities (including $          corporate stock)
    (a)  Loans
    (b)  Less:  Reserve for possible loan losses
    (c)  Loans (Net)
7.  Bank Premises, furniture and fixtures and other assets representing bank
    premises (including $ -0-         capital leases)                                  157

8.  Real estate owned other than bank premises
9.  Investments in subsidiaries not consolidated
10. Other assets (complete schedule on reverse) (including $      intangibles)        517

11.TOTAL ASSETS                                                                     23,185

LIABILITIES

12. Liabilities For borrowed money
13. Mortgage indebtedness (including $           capital leases)
14. Other liabilities (complete on schedule on reverse)                               3,199
15. TOTAL LIABILITIES                                                                3,199
16. Capital notes and debentures

SHAREHOLDERS EQUITY

17. Preferred stock--
    (Number shares outstanding               ) Amount $                                 10

18. Common stock--
    (Number shares authorized 100            ) Amount $                                100

    (Number shares outstanding 100           ) Amount $                                100

19. Surplus                                    Amount $                              9,990
20. TOTAL CONTRIBUTED CAPITAL                                                       10,000
21. Retained earnings and other capital reserves                                     9,986
22. TOTAL SHAREHOLDERS EQUITY                                                       19,986
23. TOTAL LIABILITIES AND CAPITAL ACCOUNTS                                          23,185
                                                                                    ======

MEMORANDA

1. Assets deposited with State Treasurer to qualify for exercise of fiduciary powers (market value) 620


The undersigned, Francis J. Farrell, VP & Manager and
                 C. Scott Boone, Senior Vice President
                 -------------------------------------
                           (Name and Title)


of the above named trust company, each declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report (including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on  7/30/97  , at  San Francisco     , California
            -----------    --------------------
              (Date)           (City)

            /s/Francis J. Farrell              /s/C. Scott Boone
            ---------------------              -----------------
                 (Signature)                      (Signature)




                            SCHEDULE OF OTHER ASSETS

              Accounts Receivable                        $   (12)
              Deferred Taxes                                 396
              Other                                          133
                                                         -------
                    Total (same as Item 10)              $   517


                    SCHEDULE OF OTHER LIABILITIES

              Accrued Income Taxes                       $ 1,847
              Accrued Expenses & A/P                          27
              Accrued Pension & Benefits                     963
              Accrued Incentive Expense
              All Other Liabilities                          362
                                                         -------
                    Total (same as Item 14)              $ 3,199



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